EXHIBIT 99.1

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE DESC	NEXT CALL DATE	COUPON PCT	BANK PAR
11/02/2026	3130BCT29	11/04/2026	08/04/2027	02/04/2027	Non-Callable		Variable Single Index Floater			$250,000,000
11/02/2026	3130BCT37	11/23/2026	11/23/2029	05/23/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/23/2027	5.25	$10,000,000
11/02/2026	3130BCT45	11/04/2026	06/04/2027	12/04/2026	Non-Callable		Variable Single Index Floater			$1,000,000,000
11/02/2026	3130BCT52	11/16/2026	11/16/2029	05/16/2027	Optional Principal Redemption	Bermudan	Fixed Constant	11/16/2027	5	$10,000,000
11/02/2026	3130BCT60	11/04/2026	05/04/2027	02/04/2027	Non-Callable		Variable Single Index Floater			$1,100,000,000
11/02/2026	3130BCT78	11/05/2026	04/05/2027	01/05/2027	Non-Callable		Variable Single Index Floater			$1,000,000,000
11/02/2026	3130BCT86	11/09/2026	11/09/2046	05/09/2027	Optional Principal Redemption	American	Fixed Constant	11/09/2027	6.417	$10,000,000
11/02/2026	3130BCT94	11/05/2026	11/03/2028	02/03/2027	Optional Principal Redemption	European	Variable Single Index Floater	11/03/2027		$50,000,000
11/02/2026	3130BCT94	11/05/2026	11/03/2028	02/03/2027	Optional Principal Redemption	European	Variable Single Index Floater	11/03/2027		$50,000,000
11/02/2026	3130BCTA1	11/09/2026	12/09/2027	05/09/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/09/2027	4.65	$150,000,000
11/02/2026	3130BCTA1	11/09/2026	12/09/2027	05/09/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/09/2027	4.65	$15,000,000
11/02/2026	3130BCTB9	11/09/2026	11/09/2029	02/09/2027	Optional Principal Redemption	Bermudan	Variable Single Index Floater	11/09/2027		$500,000,000
11/02/2026	3130BCTC7	11/05/2026	05/05/2027	02/05/2027	Non-Callable		Variable Single Index Floater			$500,000,000
11/02/2026	3130BCTD5	11/05/2026	06/07/2027	12/07/2026	Non-Callable		Variable Single Index Floater			$500,000,000
11/02/2026	3130BCTE3	11/06/2026	04/06/2027	01/06/2027	Non-Callable		Variable Single Index Floater			$500,000,000
11/03/2026	3130BCT37	11/23/2026	11/23/2029	05/23/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/23/2027	5.25	$10,000,000
11/03/2026	3130BCT52	11/16/2026	11/16/2029	05/16/2027	Optional Principal Redemption	Bermudan	Fixed Constant	11/16/2027	5	$10,000,000
11/03/2026	3130BCT94	11/05/2026	11/03/2028	02/03/2027	Optional Principal Redemption	European	Variable Single Index Floater	11/03/2027		$100,000,000
11/03/2026	3130BCTF0	11/17/2026	11/17/2031	05/17/2027	Optional Principal Redemption	Bermudan	Fixed Constant	11/17/2028	5.15	$10,000,000
11/03/2026	3130BCTG8	11/24/2026	11/24/2031	05/24/2027	Optional Principal Redemption	European	Fixed Constant	11/24/2028	5.05	$15,000,000
11/03/2026	3130BCTH6	11/04/2026	12/03/2027	05/04/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/04/2027	4.64	$100,000,000
11/03/2026	3130BCTH6	11/04/2026	12/03/2027	05/04/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/04/2027	4.64	$20,000,000
11/03/2026	3130BCTJ2	11/13/2026	11/09/2028	02/09/2027	Optional Principal Redemption	European	Variable Single Index Floater	11/09/2027		$100,000,000
11/03/2026	3130BCTK9	11/19/2026	11/19/2029	05/19/2027	Optional Principal Redemption	Bermudan	Fixed Constant	05/19/2027	5.125	$10,000,000
11/03/2026	3130BCTL7	11/17/2026	11/17/2031	05/17/2027	Optional Principal Redemption	Bermudan	Fixed Constant	05/17/2028	5.25	$10,000,000
11/03/2026	3130BCTM5	11/19/2026	11/19/2041	05/19/2027	Optional Principal Redemption	American	Fixed Constant	11/19/2029	5.95	$5,000,000
11/03/2026	3130BCTM5	11/19/2026	11/19/2041	05/19/2027	Optional Principal Redemption	American	Fixed Constant	11/19/2029	5.95	$10,000,000
11/03/2026	3130BCTN3	11/18/2026	11/18/2041	05/18/2027	Optional Principal Redemption	American	Fixed Constant	05/18/2027	6.4	$10,000,000
11/03/2026	3130BCTP8	11/05/2026	04/05/2027	01/05/2027	Non-Callable		Variable Single Index Floater			$250,000,000
11/03/2026	3130BCTP8	11/05/2026	04/05/2027	01/05/2027	Non-Callable		Variable Single Index Floater			$20,000,000
11/03/2026	3130BCTQ6	11/05/2026	11/08/2029	02/08/2027	Optional Principal Redemption	Bermudan	Variable Single Index Floater	11/08/2027		$12,500,000
11/03/2026	3130BCTQ6	11/05/2026	11/08/2029	02/08/2027	Optional Principal Redemption	Bermudan	Variable Single Index Floater	11/08/2027		$100,000,000
11/03/2026	3130BCTR4	11/24/2026	11/24/2028	05/24/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/24/2027	5	$10,000,000
11/03/2026	3130BCTR4	11/24/2026	11/24/2028	05/24/2027	Optional Principal Redemption	Bermudan	Fixed Constant	02/24/2027	5	$10,000,000
11/03/2026	3130BCTS2	11/17/2026	11/17/2031	05/17/2027	Optional Principal Redemption	Canary	Fixed Constant	11/17/2028	5.05	$10,000,000

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(1)	Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)	Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision.  The types of redemption provisions are:

American—redeemable continuously on and after the first redemption date and until maturity.

Bermudan—redeemable on specified recurring dates on and after the first redemption date, until maturity.

European—redeemable on a particular date only.

Canary—redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European—redeemable on particular dates only.

(3)	Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.

Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

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